UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2015

AMERICAN FARMLAND COMPANY

(exact name of registrant as specified in charter)

Maryland	001-37592	27-1088083
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10 East 53rd Street New York, New York	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 484-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On December 10, 2015, the Board of Directors of American Farmland Company (the "Company") approved and declared a quarterly cash dividend of $0.0625 per share on the common stock of the Company and a quarterly cash distribution of $0.0625 per unit on the operating partnership units of American Farmland Company L.P. (the “Operating Partnership”) for the fourth quarter of 2015.  The dividend will be paid on December 29, 2015 to stockholders of record of the Company at the close of business on December 22, 2015.  The distribution will be paid on December 29, 2015 to unitholders of record of the Operating Partnership at the close of business on December 22, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN FARMLAND COMPANY.
(Registrant)

Date: December 11, 2015	By:	s/ Thomas S.T. Gimbel

Thomas S.T. Gimbel
Chief Executive Officer